Exhibit 99.1

Q2 Holdings, Inc. Announces Second Quarter 2016 Financial Results
Total second quarter revenue of $36.0 million, up 37 percent year-over-year

AUSTIN, Texas (August 3, 2016) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure virtual banking solutions to regional and community financial institutions, today announced results for its second quarter ending June 30, 2016.

Second Quarter Results

•	Revenue for the second quarter of $36 million, up 37 percent year-over-year and up 7 percent sequentially.

•	GAAP gross margin for the second quarter of 47.6 percent, up from 46.2 percent one year ago.
Non-GAAP gross margin for the second quarter of 51.1 percent, up from 47.1 percent one year ago.

•
GAAP net loss for the second quarter of $9.7 million, which compares to a GAAP net loss of $5.0 million a year ago. Adjusted EBITDA for the second quarter of negative $2.3 million, which compares to negative $2.0 million one year ago.

“I was particularly pleased with our delivery execution in the second quarter,” said Matt Flake, president and CEO of Q2. “Our delivery team completed multiple large implementation projects and helped add more than 800,000 end users to the Q2 platform. We also saw our new products gaining early traction in the market, winning both net new and cross sale deals during the quarter."

Second Quarter 2016 Highlights

•	Achieved multiple signings of the new Q2 Corporate product including a Top 50 Credit Union, and existing customer Trustmark National Bank, a $13 billion bank based in Mississippi.

•	Implemented Northwest Bank, a $9 billion bank during the quarter, building on our track record of delivery execution.

•	Exited the second quarter with approximately 7.6 million registered users on the Q2 platform, representing 13 percent sequential and 35 percent year-over-year growth.

Financial Outlook

Q2 Holdings is providing guidance for its third quarter 2016 as follows:

•	Total revenue of $37.4 million to $38.2 million, which would represent year-over-year growth of 34 percent to 36 percent.

•
Adjusted EBITDA of negative $1.0 million to negative $1.5 million. GAAP net loss is the most comparable GAAP measure to Adjusted EBITDA. Adjusted EBITDA differs from GAAP net loss in that it excludes depreciation and amortization, stock based compensation, acquisition related costs and income taxes. QTWO is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, QTWO has not provided guidance for GAAP net loss or a reconciliation of the foregoing forward-looking Adjusted EBITDA guidance to GAAP net loss.

Q2 Holdings is providing updated guidance for the full-year 2016 as follows:

•	Total revenue of $147.9 million to $149.3 million, which would represent year-over-year growth of 36 percent to 37 percent.

•
Adjusted EBITDA of negative $4.2 million to negative $5.2 million. GAAP net loss is the most comparable GAAP measure to Adjusted EBITDA. Adjusted EBITDA differs from GAAP net loss in that it excludes depreciation and amortization, stock based compensation, acquisition related costs and income taxes. QTWO is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, QTWO has not provided guidance for GAAP net loss or a reconciliation of the foregoing forward-looking Adjusted EBITDA guidance to GAAP net loss.

Conference Call Details

Date:	August 4, 2016
Time:	8:30 a.m. EST
Hosts:	Matt Flake, CEO / Jennifer Harris, CFO
Dial in:	US toll free: 1-877-201-0168
International: 1-647-788-4902
Conference ID:	50416019

Please join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor relations section of the Q2 Holdings, Inc. website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 Holdings, Inc. (Q2) is a leading provider of secure, cloud-based digital banking solutions headquartered in Austin, Texas. Q2 is driven by a culture of partnership and dedication to empowering community banks and credit unions with digital banking solutions that help them stand apart, scale smart and grow beyond with retail and commercial account holders. Q2’s solutions are designed to deliver a compelling, secure and consistent user experience on any device and enable customers to improve account holder retention and to create incremental sales opportunities. To learn more about Q2, visit www.q2ebanking.com.

Use of Non-GAAP Measures

Q2 uses the following non-GAAP financial measures: adjusted EBITDA; non-GAAP gross margin; non-GAAP gross profit; non-GAAP sales and marketing expense; non-GAAP research and development expense; non-GAAP general and administrative expense; non-GAAP operating loss; and, non-GAAP net loss. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance.

In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, amortization of technology and intangibles, and unoccupied lease costs. In the case of non-GAAP gross margin and non-GAAP gross profit, Q2 adjusts gross profit and gross margin for stock-based compensation and amortization of acquired technology. In the case of non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense, Q2 adjusts the corresponding GAAP expense to exclude stock-based compensation. In the case of non-GAAP operating loss and non-GAAP net loss, Q2 adjusts operating loss and net loss, respectively, for stock-based compensation, acquisition related-costs, amortization of acquired technology, amortization of acquired intangibles, and unoccupied lease charges.

These non-GAAP measures should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses these non-GAAP measures as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.

Forward-looking Statements
This press release contains forward-looking statements, including statements about the sales prospects of Q2’s new product offerings, optimism regarding implementation services execution, and Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk that Q2 will face increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers and new products and services; (b) the risk that the market for Q2’s solutions does not grow as anticipated; (c) the risk that Q2’s increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes; (e) errors, interruptions or delays in Q2’s service or Web hosting; (f) risks associated with data breaches and breaches of security measures within Q2’s products, systems and infrastructure; (g) technological and regulatory developments; (h) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s customers and Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality desired by customers and governmental authorities; (j) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on the timing of its revenue from any delayed implementations; (k) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (l) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (m) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (n) the risk that Q2’s security measures are compromised or of unauthorized access to customer data;(o) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (p) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; and (q) the risk that the challenges faced by our customers impacts their ability to enter into or maintain their agreements with Q2.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$52,526	$67,049
Restricted cash	2,203	2,123
Investments	43,114	43,571
Accounts receivable, net	10,576	9,009
Prepaid expenses and other current assets	6,858	3,058
Deferred solution and other costs, current portion	6,061	5,968
Deferred implementation costs, current portion	2,747	2,440
Total current assets	124,085	133,218
Property and equipment, net	27,802	24,440
Deferred solution and other costs, net of current portion	11,828	10,146
Deferred implementation costs, net of current portion	7,061	6,045
Intangible assets, net	16,054	17,192
Goodwill	12,876	12,876
Other long-term assets	539	551
Total assets	$200,245	$204,468

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$26,659	$22,481
Deferred revenues, current portion	25,759	23,051
Capital lease obligations, current portion	—	161
Total current liabilities	52,418	45,693
Deferred revenues, net of current portion	30,988	29,188
Deferred rent, net of current portion	9,766	7,359
Other long-term liabilities	222	4,254
Total liabilities	93,394	86,494
Stockholders' equity:
Common stock	4	4
Treasury stock	(200)	(41)
Additional paid-in capital	215,832	207,541
Accumulated other comprehensive income (loss)	4	(101)
Accumulated deficit	(108,789)	(89,429)
Total stockholders' equity	106,851	117,974
Total liabilities and stockholders' equity	$200,245	$204,468

Q2 Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$36,005	$26,284	$69,764	$50,441
Cost of revenues (1) (2)	18,870	14,138	36,684	27,410
Gross profit	17,135	12,146	33,080	23,031

Operating expenses:
Sales and marketing (1)	9,611	6,987	17,818	13,181
Research and development (1)	7,830	4,797	15,733	8,948
General and administrative (1)	7,437	5,344	14,858	10,469
Acquisition related costs	1,476	—	2,958	—
Amortization of acquired intangibles	368	—	736	—
Unoccupied lease charges	33	—	33	—
Total operating expenses	26,755	17,128	52,136	32,598
Loss from operations	(9,620)	(4,982)	(19,056)	(9,567)
Other income (expense), net	(85)	12	(71)	(16)
Loss before income taxes	(9,705)	(4,970)	(19,127)	(9,583)
Provision for income taxes	(3)	(12)	(233)	(44)
Net Loss	$(9,708)	$(4,982)	$(19,360)	$(9,627)
Other comprehensive loss:
Unrealized gain (loss) on available-for-sale investments	16	(45)	105	(36)
Comprehensive loss	$(9,692)	$(5,027)	$(19,255)	$(9,663)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.25)	$(0.13)	$(0.49)	$(0.26)
Weighted average common shares outstanding, basic and diluted	39,434	37,232	39,229	36,437

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Cost of revenues	$455	$238	$861	$416
Sales and marketing	492	344	927	636
Research and development	652	217	1,284	379
General and administrative	1,258	840	2,390	1,530
Total stock-based compensation expenses	$2,857	$1,639	$5,462	$2,961

(2)
Includes amortization of acquired technology of $0.8 million and zero for the three months ended June 30, 2016 and 2015, respectively, and $1.6 million and zero for the six months ended June 30, 2016 and 2015, respectively.

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2016	2015
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(19,360)	$(9,627)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Amortization of deferred implementation, solution and other costs	3,192	2,117
Depreciation and amortization	5,871	2,556
Amortization of debt issuance costs	48	48
Amortization of premiums on investments	221	108
Stock-based compensation expenses	5,462	2,961
Deferred income taxes	139	—
Other non-cash charges	178	(7)
Changes in operating assets and liabilities	1,860	2,175
Cash (used in) provided by operating activities	(2,389)	331
Cash flows from investing activities:
Net redemptions (purchases) of investments	341	(28,340)
Purchases of property and equipment	(8,745)	(2,321)
Business combinations, net of cash acquired	(95)	—
Capitalization of software development costs	(1,190)	—
Purchases of other intangible assets	(138)	—
Decrease in restricted cash	—	116
Cash used in investing activities	(9,827)	(30,545)
Cash flows from financing activities:
Payments on financing obligations and capital leases, net	(5,051)	(2,435)
Proceeds from issuance of common stock	2,744	34,039
Net cash (used in) provided by financing activities	(2,307)	31,604
Net (decrease) increase in cash and cash equivalents	(14,523)	1,390
Cash and cash equivalents, beginning of period	67,049	67,979
Cash and cash equivalents, end of period	$52,526	$69,369

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$17,135	$12,146	$33,080	$23,031
Stock-based compensation	455	238	861	416
Amortization of acquired technology	797	—	1,595	—
Non-GAAP gross profit	$18,387	$12,384	$35,536	$23,447

Non-GAAP gross margin:
Non-GAAP gross profit	$18,387	$12,384	$35,536	$23,447
GAAP revenue	36,005	26,284	69,764	50,441
Non-GAAP gross margin	51.1%	47.1%	50.9%	46.5%

GAAP sales and marketing expense	$9,611	$6,987	$17,818	$13,181
Stock-based compensation	(492)	(344)	(927)	(636)
Non-GAAP sales and marketing expense	$9,119	$6,643	$16,891	$12,545

GAAP research and development expense	$7,830	$4,797	$15,733	$8,948
Stock-based compensation	(652)	(217)	(1,284)	(379)
Non-GAAP research and development expense	$7,178	$4,580	$14,449	$8,569

GAAP general and administrative expense	$7,437	$5,344	$14,858	$10,469
Stock-based compensation	(1,258)	(840)	(2,390)	(1,530)
Non-GAAP general and administrative expense	$6,179	$4,504	$12,468	$8,939

GAAP operating loss	$(9,620)	$(4,982)	$(19,056)	$(9,567)
Stock-based compensation	2,857	1,639	5,462	2,961
Acquisition related costs	1,476	—	2,958	—
Amortization of acquired technology	797	—	1,595	—
Amortization of acquired intangibles	368	—	736	—
Unoccupied lease charges	33	—	33	—
Non-GAAP operating loss	$(4,089)	$(3,343)	$(8,272)	$(6,606)

GAAP net loss	$(9,708)	$(4,982)	$(19,360)	$(9,627)
Stock-based compensation	2,857	1,639	5,462	2,961
Acquisition related costs	1,476	—	2,958	—
Amortization of acquired technology	797	—	1,595	—
Amortization of acquired intangibles	368	—	736	—
Unoccupied lease charges	33	—	33	—
Non-GAAP net loss	$(4,177)	$(3,343)	$(8,576)	$(6,666)

Reconciliation of GAAP net loss to adjusted EBITDA:
GAAP net loss	$(9,708)	$(4,982)	$(19,360)	$(9,627)
Depreciation and amortization	2,944	1,353	5,871	2,556
Stock-based compensation	2,857	1,639	5,462	2,961
Provision for income taxes	3	12	233	44
Interest (income) expense, net	85	(12)	71	16
Acquisition related costs	1,476	—	2,958	—
Unoccupied lease charges	33	—	33	—
Adjusted EBITDA	$(2,310)	$(1,990)	$(4,732)	$(4,050)

MEDIA CONTACT:	INVESTOR CONTACT:
Kathleen Lucente	Bob Gujavarty
Red Fan Communications	Q2 Holdings, Inc.
O: (512) 551-9253 / C: (512) 217-6352	O: (512) 439-3447
kathleen@redfancommunications.com	bobby.gujavarty@q2ebanking.com

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